Exhibit 10.13.4

                      THIRD AMENDMENT TO THE 1984
                     UNION CARBIDE STOCK OPTION PLAN


     The 1984 Union Carbide Stock Option Plan (the "Plan") is hereby amended as follows:
     1.     The second sentence of the second paragraph of
Section 5.4 of the Plan is hereby amended to read as follows:
           "In the case of a participant's death, an option may be exercised at any time during the remaining term of the option, and, in the case of a participant's termination of employment other than for cause under subclause (iii) of the previous sentence, an option may be exercised only within three years after such termination."

     2. Section 9.1 of the Plan is amended by adding the following at the end thereof:
          "Provided, however, that the Share Exchange provided for in the Plan of Exchange with UCC Holdings, Inc., shall not be considered a Change in Control for the purposes of this Plan."

     3.     The amendments set forth herein shall be effective
June 1, 1989.

Signed this 9th day of August, 1989.


                                     UNION CARBIDE CORPORATION


                                    By: M.A. Kessinger

Attest: